UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2025

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) At its meeting on January 21, 2025, the Personnel and Compensation Committee (the "Committee") of the Board of Directors of Teledyne Technologies Incorporated ("Teledyne") took the following actions, which actions were ratified by Teledyne's Board of Directors:

(1) The Committee authorized payment of Annual Incentive Plan (“AIP”) cash bonus awards with respect to the 2024 fiscal year under the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “Plan”) to each of the Named Executive Officers set forth below identified in Teledyne’s 2024 Proxy Statement.

The following table sets forth the AIP cash bonus payments for the 2024 fiscal year to the following Named Executive Officers identified in Teledyne’s 2024 Proxy Statement:

Name	Current Position	2024 AIP Award
Edwin Roks	Chief Executive Officer	$769,800
Stephen F. Blackwood	Senior Vice President and Chief Financial Officer	$317,300
Robert Mehrabian	Executive Chairman	$1,176,100
George C. Bobb III	President and Chief Operating Officer	$584,200
Jason VanWees	Vice Chairman	$438,600

(2) The Committee authorized payment of awards under the cash Performance Plan for the 2022-2024 Performance Period. The Committee determined that the applicable performance goals were achieved at 70.3% of target.

The following table sets forth the Performance Plan award payments for the 2022-2024 performance period to the following Named Executive Officers identified in Teledyne’s 2024 Proxy Statement:

Name	Current Position	Performance Plan Award Payments 2022-2024 Performance Period
Edwin Roks	Chief Executive Officer	$231,990
Stephen F. Blackwood	Senior Vice President and Chief Financial Officer	$126,540
Robert Mehrabian	Executive Chairman	$1,237,280
George C. Bobb III	President and Chief Operating Officer	$155,012
Jason VanWees	Vice Chairman	$169,247

(3) The Committee approved the 2025 goals for the AIP cash bonus awards to each of Teledyne’s Named Executive Officers under the Plan. AIP award opportunities are expressed as a percentage of a participant’s base salary and are based on the achievement of pre-defined performance measures, with up to 200% of the target award eligible to be paid in the case of significant over-achievement. The majority of the award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. Generally, 40% of the awards are tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of managed working capital as a percentage of revenue and 20% to the achievement of specified individual performance objectives. In addition, per the Committee's policy, downward (but not upward) discretionary adjustments are allowed with respect to awards to Named Executive Officers identified in the proxy statement filed in the award year. AIP awards are generally paid from a pool not to exceed 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.

For 2025, subject to the performance measures and discretion of the Committee, as noted above, the following Named Executive Officers identified in Teledyne’s 2024 Proxy Statement are eligible for a target AIP cash bonus based on the following percentage of their annual base salary:

Name	Current Position	2025 AIP Award Opportunity as a Percentage of Base Salary
Edwin Roks	Chief Executive Officer	120%
Stephen F. Blackwood	Senior Vice President and Chief Financial Officer	80%
Robert Mehrabian	Executive Chairman	150%
George C. Bobb III	President and Chief Operating Officer	100%
Jason VanWees	Vice Chairman	100%

(4) The Committee established a Performance-Based Restricted Stock Unit Award Program under the Plan for key employees, including the Named Executive Officers. This program provides grants of restricted stock units, generally each calendar year, to key employees at an aggregate fair market value equal to a specified percentage of each recipient’s annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restricted stock units are subject to both a time-based and performance-based component. In general, the vesting period for each grant of restricted stock units extends from the date of the grant to the third anniversary of such date, with the units vesting on the third anniversary. However, unless the Committee determines otherwise, if Teledyne fails to meet certain minimum performance goals for a multi-year performance cycle (typically three years) established by the Committee as applicable to a restricted stock unit award, then none of the restricted stock units will vest and all restricted stock units are forfeited. If Teledyne achieves the minimum established performance goals, but fails to attain an aggregate level of 100% of the targeted performance goals, then only a portion of the restricted stock units will vest. The performance goal for the 2025-2027 restricted stock award is the total shareholder return of Teledyne’s common stock as compared to the S&P 500 Index. In order for a participant's restricted stock units to vest, Teledyne’s three-year aggregate total shareholder return (as measured by Teledyne’s stock price) must be at the 25th percentile of the three-year aggregate total shareholder return of the companies comprising the S&P 500 Index at the beginning of the performance period. If Teledyne’s total shareholder return is less than the 25th percentile of the companies comprising the S&P 500 Index, no restricted stock units would vest; if it equals the 25% percentile, 50% of the restricted stock units will vest; if it ranges from the 25th percentile to the 50th percentile, a portion of the restricted stock units will vest; and if it is greater than the 50th percentile, all restricted stock units will vest but the participant does not receive additional shares. The calculation of total shareholder return assumes that all dividends are reinvested.

For the 2025-2027 Restricted Stock Unit Award, the percentage of base salary used to determine the amount of the grant for the following Named Executive Officers identified in Teledyne’s 2024 Proxy Statement is set forth below:

Name	Current Position	2025 Restricted Stock Award Opportunity as a Percentage of Base Salary
Edwin Roks	Chief Executive Officer	120%
Stephen F. Blackwood	Senior Vice President and Chief Financial Officer	80%
Robert Mehrabian	Executive Chairman	100%
George C. Bobb III	President and Chief Operating Officer	100%
Jason VanWees	Vice Chairman	100%

(5)    The Committee established under the Plan a three-year cycle of Teledyne’s Performance Plan for key employees, including the Named Executive Officers.

Performance Plan awards are intended to reward executives to the extent Teledyne achieves specific pre-established financial performance goals and provides a greater long-term return to shareholders relative to a broader market index. The 2025-2027 performance plan awards are based on the following goals: 40% of the award is based on the achievement of specified levels of operating profit, 30% on the achievement of specified levels of revenue and 30% on the achievement of specified levels of total shareholder return. No awards are made if the three-year aggregate operating profit is less than 75% of target, unless the Committee determines otherwise. For the operating profit and revenue components, a maximum of 200% can be earned if 120% of the target is achieved. For the total shareholder return component, a maximum of 200% can be earned if Teledyne's aggregate total shareholder return is at or above the 75th percentile compared to the companies in the benchmark index. For the 2025-2027 performance cycle, the S&P 500 Index is the benchmark for the total shareholder return component.

Awards are paid in cash to the participants as soon as practicable after the end of the performance cycle.

For the 2025-2027 performance cycle, the following Named Executive Officers identified in Teledyne’s 2024 Proxy Statement are eligible for a target award based on the following percentage of their annual base salary:

Name	Current Position	2025-2027 Performance Plan Award Opportunity as a Percentage of Base Salary
Edwin Roks	Chief Executive Officer	120%
Stephen F. Blackwood	Senior Vice President and Chief Financial Officer	80%
Robert Mehrabian	Executive Chairman	100%
George C. Bobb III	President and Chief Operating Officer	100%
Jason VanWees	Vice Chairman	100%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: January 22, 2025